Exhibit 10.2

BOARD MEMBER AGREEMENT

BETWEEN

XUN ENERGY, INC.

AND

JERRY G. MIKOLAJCZYK

AS

DIRECTOR

Contract No.  S20110902

THIS AGREEMENT, effective as of September 1, 2011 is entered into between XUN ENERGY, INC. (XUN), a Nevada corporation and JERRY G. MIKOLAJCZYK (MIKOLAJCZYK), a resident of Florida.

1.

SERVICES TO BE PERFORMED:  MIKOLAJCZYK shall perform the Duties and additional tasks as outlined in Attachment A, Scope of Services, attached hereto and made a part of this agreement.

2.

TERM OF THE AGREEMENT:  The term of the Agreement shall commence on September 1, 2011 and continue in effect through August 31, 2012.

3.

COMPENSATION:  In consideration for services provided, XUN shall pay MIKOLAJCZYK 5,000 shares per month in stock of XUN. The stock will be valued based on the average of the 5 trading day close price prior to each month end.  This amount includes all costs related to the engagement Director of the Company except 3rd party or travel expenses.

The terms and conditions will be renegotiated upon the successful consummation of a Business Combination through the acquisition of, or merger or consolidation with, a company that has substantial additional capital and or operating revenues; or the Company is able to finance operating expenses with additional debt or through equity financing of not less than $5,000,000.

XUN shall reimburse MIKOLAJCZYK for the cost of airfare and travel expenses and preapproved disbursements made on behalf of XUN.

4.

AUTHORIZED REPRESENTATIVES AND NOTICES: XUN and MIKOLAJCZYK shall each designate, in writing, an Authorized Representative who has authority to make changes to the scope, terms and conditions of this Agreement.

4.1

For XUN:

KEVIN M. GRAPES

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone:  (775) - 200-0505

Fax: (321) 238-0141

Email: kevin@xunenergy.com

CONTRACT NO: S20110902

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4.2

For MIKOLAJCZYK:

JERRY G. MIKOLAJCZYK

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone:  (945)-604-0912

Fax: (321)-238-0141
Email: jerrygmik@aol.com

4.3

Notices provided under this Agreement shall be in writing.

5.

INDEMNIFICATION AND INSURANCE: XUN shall indemnify, hold harmless, and defend MIKOLAJCZYK from and against any and all loss, cost, expense, damage, liability or claim thereof, including court costs and attorneys’ fees, occasioned by or in any way whatsoever arising out of the performance or nonperformance of the work/services, by the MIKOLAJCZYK, its agents and non-assigned employees unless the act or omission is shown to have been in bad faith.

6.

GENERAL PROVISIONS

6.1

ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement between XUN and MIKOLAJCZYK relating to the subject matter hereof and supersedes any previous agreements or understandings, oral or written.

6.2

INDEPENDENT CONTRACTOR: The services provided by the MIKOLAJCZYK, including its employees/consultants is an independent contractor and is not an employee of XUN in performing its Services under this Agreement.

6.3

ASSIGNMENT AND SUBCONTRACTS:  MIKOLAJCZYK or XUN shall not assign, transfer, or subcontract this Agreement or any portion thereof, and any assignment, transfer, change or subcontract in violation of this Agreement shall be void without written approval by both parties.

6.4

NONDISCRIMINATION AND AFFIRMATIVE ACTION:  During performance of this Agreement MIKOLAJCZYK, its employees, agents and subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical disability, medical condition, marital status, age or sex, and shall take affirmative action to assure that applicants are lawfully employed, and the employees are lawfully treated during their employment, without regard to their race, religion, color, national origin, ancestry, physical disability, mental condition, marital status, age or sex.

6.5

TERMINATION AND SUSPENSION:  Either Party may, upon giving the other party a 30 calendar day notice, terminate this Agreement by giving written notice specifying the effective date and scope of such termination.  MIKOLAJCZYK shall be entitled to receive payment for work/services provided by MIKOLAJCZYK prior to termination of the Agreement as reflected in monthly timecards.

CONTRACT NO: S20110902

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6.6

SEVERABILITY:  If any of the provisions or portions or applications thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, XUN and MIKOLAJCZYK shall negotiate an equitable adjustment in the provisions of the Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions or portions or applications thereof shall not be affected thereby.

6.7

AMENDMENT:  Except as expressly provided herein, the provisions of this Agreement shall not be altered, modified or amended except through the execution of a written amendment executed by XUN and MIKOLAJCZYK.

6.8

STOCK RESTRUCTURE: In the event of a stock restructure, forward split or reverse split, the amount of shares issued for remuneration in Section 3 will survive the forward split or reverse split.

XUN ENERGY, INC.

JERRY G. MIKOLAJCZYK

By:  _/s/ Kevin M. Grapes__

_/s/ Jerry G. Mikolajczyk__

    Kevin M. Grapes

Jerry G. Mikolajczyk

Date: September 1, 2011

Date: September 1, 2011

CONTRACT NO: S20110902

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ATTACHMENT A

Scope of Services

Contract S20110902

Responsibilities:

Typical duties include

•

Governing the organization by establishing broad policies and objectives;

•

Selecting, appointing, supporting and reviewing the performance of the chief executive;

•

Approving annual budgets;

•

Accounting to the stakeholders for the organization's performance.

•

Keeps the organization’s mission, values, and vision out front.

•

Long range planning for the organization.

•

Maintains accountability to funders and investors.

•

Review and approves the annual budget, major program plans, and organizational policies.

•

Evaluates the organizational effectiveness.

•

Hires and evaluates the executive director.

•

Represents public need and interest within the organization.

•

Represents the organization to the public.

Specific Duties:

•

Complete acquisition of target companies

•

Assist with completing Board Policies and Procedures including Committee Policies and procedures

•

Assist on Board member selection

•

Other Board duties as required

Responsibilities of Individual Directors:

•

Participate actively in meetings and decision making.

•

Asks questions!

•

Be well informed about what the organization does and how it does it, and about the environment in which the company operates.

•

Promote the organization’s purpose and programs in the community.

•

Give to the organization.

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